SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


                 DATE OF REPORT:  JUNE 19, 2001

                FEDERATED DEPARTMENT STORES, INC.

          7 West Seventh Street, Cincinnati, Ohio 45202
                         (513) 579-7000

                              -and-

           151 West 34th St., New York, New York 10001
                         (212) 494-1602


  Delaware                    1-13536               13-3324058
 (State of              (Commission File No.)      (IRS Id. No.)
Incorporation)




Item 5. Other Events

     On June 19, 2001, Federated Department Stores, Inc.
(the "Company") issued a press release, a copy of which is filed as Exhibit 99 hereto, announcing its plan to acquire Liberty
House, which operates department stores in Hawaii and Guam.



Item 7. Financial  Statements, Pro Forma Financial
        Information and Exhibits.


(a) and (b)    Not applicable.


(c)            Exhibits.

99             Press release of the Company issued on June 19, 2001.






                FEDERATED DEPARTMENT STORES, INC.


                            SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                        FEDERATED DEPARTMENT STORES, INC.



Date      June 19, 2001                 /s/ Dennis J. Broderick
                                            Dennis J. Broderick
                                        Senior Vice President, General
                                           Counsel and Secretary






                        EXHIBIT INDEX

Exhibit
Number

99           Press release of the Company issued June 19, 2001.